SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      March 21, 2003


                     BrandAid Marketing Corporation
             (Exact name of Registrant as specified in charter)


Delaware                        0-28772                     35-1990559
(State or other jurisdiction  (Commission                (I.R.S. Employer
of incorporation)             File Number)              Identification No.)


1715 Stickney Point Rd, Suite A-12
Sarasota, Florida                                                34231
(Address of principal executive offices)                       (Zip Code)


                             (941) 925-8312
                        (Registrant's telephone number,
                          including area code)


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ITEM 5.            OTHER EVENTS

    The Annual shareholders meeting was held on March 21st, 2003 and all proposals were approved by the shareholders.

ITEM 6.            RESIGNATI0N OF REGISTRANT'S DIRECTORS

    On March 28, 2003, the Company received the resignations of Sean Zausner, Darren Silverman and Kris Baso from the Board of Directors.
The resignations were requested as part of ongoing negotiations with significant suppliers to reorganize the Company's operations and reduce current liabilities. These negotiations include the provision of board seats for these suppliers to induce them to convert their positions from debt-holders to shareholders of the Company, thereby serving the dual purpose of reducing the Company's current debt to equity, and bring their expertise to the Company via seats on our Board of Directors.


SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    March 31, 2003

                                              BrandAid Marketing Corporation


                                              By:/s/Paul Sloan/s/
                                              ------------------------------
                                              Paul Sloan, Chairman
                                              of the Board of Directors
                                              and Secretary


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